SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 24, 2014

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2014, Aaron's, Inc. (the “Company”) issued a press release to announce its financial results for the three- and nine-month periods ended September 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release presents the Company’s net earnings and diluted earnings per share (“EPS”) in accordance with generally accepted accounting principles in the United States (“GAAP”) and in a format that is not in accordance with GAAP that excludes the items described below.

2014 Adjustments

•
Progressive Acquisition. On April 14, 2014, the Company completed its acquisition of Progressive Finance Holdings, LLC (“Progressive”) for cash consideration of approximately $700 million. The press release presents earnings and EPS excluding (i) $11.3 million in amortization of intangibles related to the acquisition during the third quarter of 2014 and (ii) $9.7 million in amortization of intangibles related to the acquisition, as well as, acquisition-related fees and expenses (including financial advisory and legal fees) of $5.5 million during the second quarter of 2014. The Company had never previously completed an acquisition of the magnitude of the Progressive transaction.

•
Retirement Charges. As previously disclosed, Ronald W. Allen, formerly Chief Executive Officer of the Company, retired from the Company, effective August 31, 2014, and on July 24, 2014, David L. Buck, formerly Chief Operating Officer of the Company, notified the Company that he is retiring as an employee of the Company effective December 31, 2014, and in connection with his retirement relinquished his duties as Chief Operating Officer effective August 1, 2014. The Company incurred $9.1 million in expenses pertaining to the retirement of these two officers during the third quarter of 2014. While charges related to retirement do arise from time to time, management regards the charges incurred in the third quarter of 2014 as uncommon in nature and size.

•
California Regulatory Investigation. During the third quarter of 2014, the Company resolved the previously reported regulatory investigation by the California Attorney General into the Company’s business. The press release presents earnings and EPS excluding a $1.2 million reduction during the third quarter of 2014 of previously recognized regulatory expense upon such resolution. Management believes that the circumstances and costs of this particular matter differentiated it from the Company’s normal course legal and regulatory proceedings.

•
Strategic Matters. The Company and its Board addressed various strategic matters during the second quarter of 2014, including an unsolicited acquisition offer, two proxy contests and shareholder proposals. The Company incurred $12.4 million in financial advisory and legal costs to address them during the second quarter. These matters were unprecedented in the Company’s history, and the level of the professional fees associated with them was similarly exceptional.

•
Restructuring Charges. In connection with its previously announced new strategy, which includes an initiative to rationalize the Company’s store base, the Company incurred approximately $6.9 million and $2.3 million in restructuring charges related to store closures in the third and second quarters of 2014, respectively. While the Company has routinely closed and sold stores on an opportunistic basis in the ordinary course of business in the past, and has also disposed of non-core businesses in substantially their entirety, it has not previously implemented a store rationalization program across the Company’s entire core business, so management regards these restructuring charges as unusual.

2013 Adjustments

•
California Regulatory Investigation. The Company accrued $13.4 million and $15.0 million for loss contingencies in connection with this now-resolved investigation during the third quarter of 2013 and second quarter of 2013, respectively.

•
Retirement and Vacation Related Charges. As previously disclosed, William K. Butler, Jr., formerly Chief Operating Officer of the Company, retired from the Company effective May 1, 2013. The Company also implemented changes to its vacation policies last year. The Company recorded $4.9 million in charges in the second quarter related to this retirement and change in vacation policies. While charges related to retirement or employee benefit actions or policy changes do arise from time to time, management regards the charges incurred in the quarter ended June 30, 2013 as uncommon in both nature and size.

While some of the matters described above may not be considered as non-recurring in nature in a strictly accounting sense, management regards the circumstances and magnitude of these matters as not arising out of the ordinary course of business and as not entirely susceptible to prediction or effective management. For these reasons, management believes that presentation of net earnings and diluted EPS excluding these adjustments is useful because it gives investors supplemental information to evaluate and compare the performance of the Company’s underlying core business from period to period.

The press release also presents the earnings before interest, taxes, depreciation and amortization of each of the Company’s segments, adjusted to exclude the Progressive-related transaction costs, financial advisory and legal costs related to strategic matters, restructuring expenses, executive retirement and vacation-related charges and reversal of regulatory expense related to the resolution of the California Attorney General investigation described above (“Adjusted EBITDA”). Adjusted EBITDA is also not a measure presented in accordance with GAAP. Management believes presenting the Company’s Adjusted EBITDA is useful to investors because it provides some indication of what the results of Progressive would have been absent the effects of the Company’s acquisition of Progressive, which arise principally from the debt financing of the transaction and acquisition-related accounting for intangible assets. It also provides additional information on what the results of the Company would have been absent the Progressive acquisition and the aforementioned special charges.

Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted EPS and the GAAP operating income of the Company’s segments, which are also presented in the press release.

ITEM 2.05.     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On July 15, 2014, the Company announced that a rigorous evaluation of the Company-operated store portfolio had been performed, which would result in the closing of 44 underperforming stores in the third quarter of 2014.

The restructuring was completed during the third quarter of 2014 and total restructuring charges of approximately $9.1 million were recorded during the nine months ended September 30, 2014, principally comprised of $4.8 million related to contractual lease obligations, $3.3 million related to the write-off and impairment of property, plant and equipment and $600,000 related to workforce reductions. The Company does not currently anticipate any remaining costs related to this restructuring plan to be material. Cash costs are projected to be approximately 65% percent of the total charges.

* * * *

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “expect,” “forecast,” “guidance,” “intend,” “believe,” “could,” “project,” “estimate,” “anticipate,” “should” and similar terminology. These risks and uncertainties include factors such as changes in general economic conditions, competition, pricing, legal and regulatory proceedings, customer privacy, information security, customer demand, the integration of the Progressive acquisition, the execution and results of the Company’s new strategy, risks related to Progressive’s “virtual” lease-to-own business with which the Company may be unfamiliar, and the other risks and uncertainties discussed under “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as updated in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2014 and June 30, 2014. Statements in this Current Report that are “forward-looking” include without limitation, statements regarding any future restructuring costs. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Current Report. Except as required by law, the Company undertakes no obligation to to update these forward-looking statements to reflect subsequent events or circumstances after the filing date of this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
99.1	Aaron’s, Inc. press release dated October 24, 2014, announcing the Company’s financial results for the third quarter and first nine months of 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: October 24, 2014		Gilbert L. Danielson interim Chief Executive Officer, Executive Vice President and Chief Financial Officer